FEBRUARY 27, 2024 2023 Q4 & FULL YEAR 2023 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on February 27, 2024.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Non-GAAP measure; see Appendix for definition and reconciliation Notes: Percentages within the Net Income ($M) and Adjusted EBITDA* ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations. 2.5%1.4% Record Q4 sales • Growth across all three LOBs, stable pricing YoY • Ambition 2025 driving top-line growth Strong net income and record Q4 Adj. EBITDA* • Gross margin exceeded guidance on our Q3 call • Bottom quintile branch initiative contributed to bottom-line • Operating leverage improved YoY Record full-year Operating Cash Flow • Accelerated Ambition 2025 initiatives • Maintained balance sheet capacity Continued to expand our commercial and waterproofing footprint in Q1 • Acquired Roofers Supply of Greenville and Metro Sealant 4 8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% 20 26.0 +6.2% 6.1% 6.9% 8.4 12.3 13.0 7.4% 8.3% 13.0% 11.6%13.0% 11.6% +6.9% +28.8% +7.0% +6.9% +28.8% +7.0% $1,577 $1,755 $1,969 $2,300 Q4'20 Q4'21 Q4'22 Q4'23 Net Sales ($M) / YoY (%) +11.3% +14.1 16.8 6.4% 6.2% 7.2 7.0% 9.1% 9.4% $179 $217 Q4'22 Q4'23 Adj. EBITDA* ($M) 9.1% 9.4% $73 $93$95 $111 GAAP Adj. NI* Net Income ($M) Q4'22 Q4'23 3.7% 4.1 4.7% 4.8

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Engaged drivers to reduce emissions via "Turn it Off" program
- Contracted to power over 30 branches with renewable energy from community solar
- Promoted Giving Tuesday to drive donations to Beacon CaReS fund for employees in crisis

DRIVING ABOVE MARKET GROWTH

- Acquired 6 branches and opened 11 greenfield locations in Q4 enhancing customer service
- Digital sales growth +28% Q4 YoY, high residential sales adoption at ~22% in Q4
- Customer Experience model driving improved operating performance and sales growth

DRIVING OPERATIONAL EXCELLENCE

- Bottom Quintile Branch initiative contributed ~$15M to the bottom-line in Q4 YoY
- Branch & OTC optimization driving productivity & improving customer service
- Sales per hour worked at highest fourth quarter since tracking began in Q1'20

CREATING SHAREHOLDER VALUE

- Record Q4 net sales and Adjusted EBITDA*
- Repurchased all preferred shares for ~$804M & CD&R exited common stock
- Repurchased ~$111M in common stock in '23
- Retained financial flexibility, ample capacity to invest with net debt leverage* of 2.4x as of 12/31

Exceeded Ambition 2025 sales and shareholder return targets in 2023

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*Non-GAAP measure; see Appendix for definition and reconciliation

BEACON

becn.com6 VICE PRESIDENT & INTERIM CHIEF FINANCIAL OFFICER CARMELO CARRUBBA

Q4 2023 Sales and Mix

Net Sales ($M) / YoY (%)


$2,300
$1,969
+16.8%
Q4'22
Q4'23

Net Sales Mix


22%
51%
27%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)


$967
$1,163
+20.2%
$563
$627
+11.4%
$440
$510
+16.0%
Residential
Non-residential
Complementary
Q4'22
Q4'23

Net sales up 16.8%

- Organic growth including greenfield locations drove top-line growth
- Acquisitions added ~4% to the top-line growth
- Average selling prices stable YoY

Residential sales up 20.2%

- Shingle volumes benefited from R&R activity including storm demand
- Selling prices higher LSD% YoY, August price increase well executed
- Single family new construction demand improving

Non-residential sales up 11.4%

- Volumes up mid-teens, contractor destocking complete
- Solid repair & reroofing demand
- Prices down LSD% YoY

Complementary sales up 16.0%

- Continued growth in waterproofing
- Total siding volumes higher
- Prices stable YoY with exception of lumber

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BEACON

becn.com8 100 145 137 139 121 148 146 152 144 171 173 156 135 186 186 168 Sales Per Hour Worked*** (Indexed to Q1’20) *Non-GAAP measure; see Appendix for definition and reconciliation **Quarter ending headcount does not include acquisitions completed in the last four quarters ***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel Notes: All quarterly information and comparisons reflect Continuing Operations. Percentages within the bar charts represent each metric as a % of net sales. Q4 2023 Margin and Expense Gross margin down ~50 bps YoY • Price-cost negative YoY, inventory profit roll-off • Decline slightly offset by higher residential mix Adj. OpEx* 17.8% of sales, down 70 bps YoY • Investments in Ambition 2025 continued • Greenfield & acquired branches added ~$24M YoY • Inflation in wages, benefits and incentive comp partially offset by lower T&E and fleet expenses YoY • Significant focus on bottom-quintile branch initiatives and productivity 6,544 6,894 7,303 7,289 7,245 7,149 7,469 7,624 7,813 Headcount** 25.4% 26.3% 26.2% 25.7% Q4'20 Q4'21 Q4'22 Q4'23 Gross Margin $389 $364 $429 $409 GAAP Adj. OpEx* Operating Expense ($M) Q4'22 Q4'23 18.5% 17.8%18.6%19.8%

Strong Balance Sheet, Continued Capacity to Invest

Operating Cash Flow ($M)



$50
($162)
($25)
$268
$320
$101
$258
$167
$262
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23
GAAP

Net Inventory ($M)



$1,162
$1,462
$1,549
$1,389
$1,323
$1,293
$1,353
$1,308
$1,228
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23

Net Debt Leverage*



5.3 4.7 4.8 2.9 2.4 2.1 2.1 2.3 2.5 2.0 2.0 2.1 1.9 2.7 2.4
Q2'20** Q3'20** Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23

Q4'23 Debt Maturity by Year ($M)***



$0 $0 $0 $384 $0 $975 $350 $600
2023 2024 2025 2026 2027 2028 2029 2030
ABL
Secured Notes
Term loan
Unsecured Notes

Strong fourth quarter cash flow generation

- OCF of $262M, >120% of Adjusted EBITDA*
- Generated $788M in OCF FY'23

Ample balance sheet capacity and liquidity

- Net debt leverage* 2.4x at 12/31
- Liquidity of $1.3B as of 12/31

Investing in growth and returns

- Record full year capex to modernize fleet & facilities and drive growth & efficiencies
- Acquisition pipeline remains active
- Repurchased $11M shares in Q4, $111M in '23
- Reduced shares outstanding to 63.3M as of 12/31 compared to 64.2M at prior year end

*Non-GAAP measure; see Appendix for definition and reconciliation
**Calculation for these periods include amounts derived from combined operations – see Appendix for further detail
***Maturities shown as of Q4'23; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan

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BEACON

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

Reflections on a Record 2023

✓ **Delivered on A25 net sales target**
Net sales growth of 8% to a full year record $9.1B

✓ **Delivered on A25 shareholder returns target**
Over $900 million in shareholder returns through common and preferred stock redemptions

✓ **Strong net income and record Adj. EBITDA***
Net income of $435M, Adj. EBITDA* of $920M and third consecutive full year of DD Adj. EBITDA* margin

✓ **Building a Winning Culture**
Launched employee stock purchase program, continuing to enhance benefit & safety programs

✓ **Executed on M&A pipeline**
Closed on 9 acquisitions in 2023 adding 21 branches

✓ **Accelerated greenfield investment**
Added 28 new greenfield locations bringing A25 total to 45

✓ **Bottom Quintile Branch initiative delivered**
Improved BQB branches adding $21M to the bottom-line, total A25 contribution of $57M

✓ **Record digital, private label & national accounts sales**
Achieved highest residential digital adoption

Execution on Ambition 2025 strategy has accelerated Beacon's momentum

*Non-GAAP measure; see Appendix for definition and reconciliation

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BEACON

becn.com12 2024 market outlook • Residential shipments to be down on lower expected storm demand partially offset by higher non-storm repair & re-reroofing • Single-family starts and new construction activity expected to improve, existing home sales recovering from a low level • Non-residential market demand expected to remain softer reflecting ABI reading below 50 Q1’24 expectations • January 2024 sales per day down ~4% YoY*; Q1’24 net sales expected to be up HSD% YoY • Gross margins expected to be in the ~24.5% range on LOB and geographic mix plus greenfield and acquired branches are dilutive • OpEx % of sales higher YoY on A25 investments and ensuring staffing for expected seasonal ramp Full Year 2024 indications • Expect net sales growth of MSD% YoY, including contributions from previously announced acquisitions • Gross margin expected to be in the mid-25 percent range, margin enhancing initiatives offset by higher non-res mix • Adjusted EBITDA** of $920 – $980M, higher OpEx on new greenfield and acquired locations Focused on accomplishing Ambition 2025 goals • Continued acceleration in greenfield investment to yield more than 25 new locations in 2024 • Expect to remain acquisitive consistent with the enhanced M&A pipeline • Committed to generating returns for our shareholders and prudent balance sheet management Closing Thoughts *Percentages adjusted for one more selling day in Jan ‘24 as compared to Jan ’23 **Non-GAAP measure; see Appendix for definition and reconciliation Note: 2024 has 2 more selling days as compared to 2023 LOB – Line of business Ambition 2025 has demonstrated multiple paths to growth and profitability

becn.com14 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock- based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively. * Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on February 27, 2024.

becn.com15 NET DEBT LEVERAGE We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. * Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 16 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 14 for reconciliations). Reconciliations: Non-GAAP Financial Measures

Reconciliations: Non-GAAP Financial Measures

CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS)

	Three Months Ended					
($M)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Net income (loss)	$ 31.0	$ 27.4	$ (23.4)	$ (122.6)	$ (6.7)	$ 71.9
Interest expense, net	40.2	38.4	34.7	35.6	35.3	32.7
Income taxes	5.2	20.8	(9.6)	(81.8)	46.6	18.1
Depreciation and amortization*	69.4	69.5	63.9	204.9	61.8	60.6
Stock-based compensation	4.6	3.5	5.2	4.7	3.5	3.8
Acquisition costs	5.7	3.8	3.8	(2.8)	1.6	1.8
Restructuring costs	1.7	5.7	19.7	0.9	2.0	1.2
COVID-19 impacts	—	—	—	—	3.4	0.8
Adjusted EBITDA (Combined)	$ 157.8	$ 169.1	$ 94.3	$ 38.9	$ 147.5	$ 190.9

This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 15.

We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

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BEACON

becn.com17 *Composed of Acquisition and Restructuring costs 2024 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures